UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2009

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2009, AmeriGas Eagle Propane, L.P. and its subsidiary, AmeriGas Eagle Parts & Service Inc., both indirect subsidiaries of AmeriGas Partners, L.P., exectued a joinder (the "AmeriGas Joinder Agreement No. 2") to that certain Restricted Subsidiary Guarantee dated as of November 6, 2006 for the benefit of the Banks (the "AmeriGas Guarantee Agreement") under the Credit Agreement dated as of November 6, 2006 among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, the several financial institutions from time to time party thereto (the "Banks"), Wachovia Bank, National Association, as agent (the "Agent"), Citigroup Global Markets Inc., as syndication agent, and J.P. Morgan Securities, Inc. and Credit Suisse Securities (USA) LLC as Co-Documentation Agents, (the "AmeriGas Credit Agreement") pursuant to the terms of the AmeriGas Guarantee Agreement and the AmeriGas Credit Agreement.

On the same date, AmeriGas Eagle Propane, L.P. and its subsidiary, AmeriGas Eagle Parts & Service Inc. exectued a joinder (the "AmeriGas Joinder Agreement No. 1") to that certain Restricted Subsidiary Guarantee dated as of April 17, 2009 for the benefit of the Banks (the "2009 AmeriGas Guarantee Agreement") under the Credit Agreement dated as of April 17, 2009 among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, the several financial institutions from time to time party thereto (the "Banks"), Wachovia Bank, National Association, as administrative agent (the "Agent"), Citizens Bank of Pennsylvania, as Syndication Agent, and JPMorgan Chase Bank, N.A., as Documentation Agent (the "2009 AmeriGas Credit Agreement") pursuant to the terms of the 2009 AmeriGas Guarantee Agreement and the 2009 AmeriGas Credit Agreement.

A copy of AmeriGas Joinder Agreement No. 2 is filed as Exhibit 10.1 to the Current Report on Form 8-K dated July 20, 2009 of AmeriGas Partners, L.P. (the "AmeriGas 8-K") and is incorporated herein by reference. A copy of the related AmeriGas Guarantee Agreement is filed as Exhibit 10.2 to the AmeriGas Partners, L.P. Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and is incorporated herein by reference.

A copy of AmeriGas Joinder Agreement No. 1 is filed as Exhibit 10.2 to the AmeriGas 8-K and is incorporated herein by reference. A copy of the related 2009 AmeriGas Guarantee Agreement is filed as Exhibit 10.3 to the AmeriGas 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

July 21, 2009	By:	Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Secretary